DELAWARE GROUP® FOUNDATION FUNDS

Delaware Foundation® Moderate Allocation Fund ("Fund")

Supplement to the Fund's Summary Prospectus dated July 30, 2018

At a meeting on November 14, 2018, Delaware Group® Foundation Funds' Board of Trustees (Board) approved a name change for the Fund. The Fund's name will change from "Delaware Foundation® Moderate Allocation Fund" to "Delaware Strategic Allocation Fund." At the same meeting, the Board also approved the appointment of Macquarie Investment Management Austria Kapitalanlage AG as a sub-advisor to the Fund. Both the name change and the sub-advisor appointment will be effective on or around close of business January 25, 2019 (Effective Date).

Consistent with these changes, upon the Effective Date:

All references to "Delaware Foundation® Moderate Allocation Fund" are hereby replaced with "Delaware Strategic Allocation Fund" in the Fund's Summary Prospectus.

The following replaces the paragraph under the section entitled, "What are the Fund's principal investment strategies?":

The Fund seeks to achieve its objectives by investing in a combination of underlying securities representing a variety of asset classes and investment styles. Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), one of the Fund's sub-advisors that is primarily responsible for the day-to-day management of the portfolio, uses an active allocation approach when selecting investments for the Fund. In striving to meet its objectives, the Fund will typically target about 60% of its net assets in equity securities and about 40% of its net assets in fixed income securities. Allocations for the Fund may vary within the ranges shown in the table below. The Fund may invest 10% to 60% of net assets in foreign securities, and up to 15% of net assets in emerging market securities. Following are the strategic policy weights for the Fund's net assets, as they may be invested in broad and narrow asset classes, and various investment styles, and the permitted range of variation around those weights.

The following replaces the information under the section entitled, "Who manages the Fund?":

Investment manager and sub-advisors

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust), is the Fund's investment manager. Macquarie Investment Management Austria Kapitalanlage AG (MIMAK) and Jackson Square Partners, LLC (JSP) serve as sub-advisors for the Fund. MIMAK is primarily responsible for the day-to-day management of the Fund's portfolio and determines its asset allocation.

Portfolio managers

Portfolio managers	Title with MIMAK	Start date on the Fund
Stefan Loewenthal	Chief Investment Officer	January 2019
Juergen Wurzer	Deputy Head of Portfolio Management	January 2019

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated November 28, 2018.